Priority (Nasdaq: PRTH) S u p p l e m e n t a l S l i d e s : T h i r d Q u a r t e r 2 0 2 2 E a r n i n g s C a l l November 10, 2022 P R IO R IT Y T E C H N O L O G Y H O L D IN G S

P R IO R IT Y T E C H N O L O G Y H O L D IN G S DISCLAIMER 2 Important Notice Regarding Forward-Looking Statements and Non-GAAP Measures This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as “may,” “will,” “should,” “anticipates,” “believes,” “expects,” “plans,” “future,” “intends,” “could,” “estimate,” “predict,” “projects,” “targeting,” “potential” or “contingent,” “guidance,” “anticipates,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, Priority Technology Holdings, Inc.’s (“Priority”, “we”, “our” or “us”) 2022 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. These forward-looking statements may include, but are not limited to, statements about the effects of the COVID-19 pandemic on our revenues and financial operating results. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein. We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in our Securities and Exchange Commission (“SEC”) filings, including our Annual Report on Form 10-K filed with the SEC on March 17, 2022 and our Quarterly Report on Form 10-Q filed with the SEC on August 9, 2022 . These filings are available online at www.sec.gov or www.prioritycommerce.com. We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements. This presentation includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Priority believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends of the Company. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. See the footnotes on the slides where these measures are discussed and the slides at the end of this presentation for a reconciliation of such non-GAAP financial measures to the most comparable GAAP numbers. Additionally, we present guidance for Adjusted EBITDA and Adjusted EBITDA as percentage of non-GAAP Gross Profit, non-GAAP measures without reconciliation due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. See more information in Priority’s earnings press release. Gross profit referred throughout this presentation is a non-GAAP measure calculated by subtracting Cost of revenue (excluding depreciation and amortization) from Revenue. See Appendix 1 of this presentation for a reconciliation of Gross Profit (non-GAAP) to Gross Profit as per GAAP and Priority’s earnings press release for more details. Gross profit margin referred throughout this presentation is a non-GAAP measure calculated by dividing Gross Profit (non-GAAP measure) discussed above by Revenue. See Appendix 1 of this presentation for a reconciliation of Gross Profit (non-GAAP) to Gross Profit as per GAAP and Priority’s earnings press release for more details.

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 3 Third Quarter 2022 Highlights • Revenue of $166.4 million increased 25.6% from $132.5 million in Q3 2021 • Gross profit1 of $58.5 million increased 47.4% from $39.7 million in Q3 2021 • Gross profit margin1 of 35.1% increased 510 basis points from 30.0% in Q3 2021 • Operating income of $14.1 million increased 69.9% from $8.3 million in Q3 2021 • Adjusted EBITDA of $35.1 million increased 48.7% from $23.6 million in Q3 2021 Revenue, Gross Profit and Adjusted EBITDA (dollars in millions) 1 – Gross profit and Gross profit margin referred in this presentation are non-GAAP measures. See slide 2 for further details.

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 4 Year-to-Date 2022 Highlights • Revenue of $486.1 million increased 31.1% from $370.9 million in Q3 YTD 2021 • Gross profit1 of $165.9 million increased 56.1% from $106.3 million in Q3 YTD 2021 • Gross profit margin1 of 34.1% increased 540 basis points from 28.7% in Q3 YTD 2021 • Operating income of $38.0 million increased 88.1% from $20.2 million in Q3 YTD 2021 • Adjusted EBITDA of $100.5 million increased 60.5% from $62.6 million in Q3 YTD 2021 Revenue, Gross Profit and Adjusted EBITDA (dollars in millions) 1 – Gross profit and Gross profit margin referred in this presentation are non-GAAP measures. See slide 2 for further details.

PRIORITY – THE PAYMENTS POWERHOUSE

PRIORITY OVERVIEW

- Priority Technology Holdings, Inc. (NASDAQ:PRTH), is a payments technology company that leverages a purpose-built platform to enable clients to collect, store and send money.
- Priority delivers value to its partners by leveraging a native technology platform to embed payments and banking services into their core business platforms. Our approach is simple, we handle the complexities of payments and banking to free our partners to focus on their core business objectives. Priority provides end-to-end operational support including risk & underwriting, full compliance and customer service.

Priority's solutions are delivered via internally developed payment applications and services to the **SMB Payments**, **B2B Payments**, and **Enterprise Payments** business segments

- **SMB PAYMENTS**: Provides full-service acquiring and payment-enabled solutions for B2C transactions, leveraging Priority's proprietary software platform, distributed through ISOs, Direct Sales and vertically focused ISV Channels
- **B2B PAYMENTS:** Provides market-leading A/P automation solutions to corporations, software partners and industry leading financial institutions (including Citi, MasterCard, and AMEX)
- **ENTERPRISE PAYMENTS**: Provides embedded payment and banking solutions to enterprise customers to modernize legacy platforms and accelerate software partners' strategies to monetize payments

PRIORITY AT A GLANCE



REVENUE
In Millions
$372
$404
$515
$650 - $665
$15
Guidance Range
$650
2019
2020
2021
2022
ADJUSTED EBITDA
In Millions
47% of Gross Profit
$56
55% of Gross Profit
$70
62% of Gross Profit
$96
65% of Gross Profit
$140 - $145
$5
Guidance Range
$140
2019
2020
2021
2022



420K+ Consumer Bank Accounts



254k+ Active Merchants



$110B+ in LTM Total Volume

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PRIORITY

PRIORTY ACQUIRING SMB	PRIORITY B2B B2B	ENTERPRISE PAYMENTS

PRIORITY COMMERCE API's (PASSPORT)

PASSPORT PLATFORM ARCHITECTURE (SHARED MACRO/MICRO SERVICES)

COMMERCE	BANKING	DATA SCIENCE
Card Processing • Compliance Card Issuing • Pay Fac	Virtual Accounts • Ledger • ACH/ACH+ • Compliance Check Processing /Recon • Bill Payments	Data Warehouse • Business Intelligence Data Science • Visualization

A NATIVE PLATFORM OF SHARED SERVICES DEPLOYED AS SIMPLE SET OF API'S TO COLLECT, STORE & SEND MONEY

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SMB PAYMENTS

MX™ CONNECT

MX™ Connect is Priority's powerful reseller CRM and business operating system for partners, powered through web and mobile applications

MX™ MERCHANT SUITE

MX™ Merchant Suite provides core processing and business solutions to SMB clients, which help better manage work functions and revenue performance

COMPARATIVE FINANCIAL PERFORMANCE[1]

Peer Group	Q3 2022 REVENUE GROWTH	Q3 2022 EBITDA GROWTH
Priority Technology[2]	25.6%	48.7%
Global Payments	3.8%	8.8%
FIS Global	2.8%	-0.6%
Fiserv	8.5%	6.6%
Paysafe[3]	-1.4%	-13.4%

(1) Management calculations based on recent publicly available information
(2) Priority's organic revenue growth, excluding the acquisition of Finxera, was 12.7%
(3) Paysafe Q2 Results presented - Q3 Results not available until Nov 10th

1,250+
PARTNER / RESELLER ACCOUNTS

4,500+
NEW MERCHANT ONBOARDS PER MONTH

80%+
PERCENT OF INTEGRATED OR SEMI-INTEGRATED REVENUE

254K+
MERCHCANT ACCOUNTS

716M+
ANNUAL TOTAL TRANSACTIONS

$67B+
ANNUAL CARD VOLUME PROCESSED (Bankcard, Debit and Other Volume)

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B2B Payments

CPX provides market-leading A/P automation solutions to corporations, software partners and industry leading financial institutions

Overview

CPX offers a robust suite of payments solutions which helps to ease reconciliation, reporting and payments for buyers and suppliers

- Named as CFO Tech Outlook Top 10 Accounts Payable Solution
- Minimal to no upfront investment required
- Purpose-built to automate and integrate every payment method including cards, check and ACH
- Generate interchange from issuing virtual and physical credit cards; and managed service fees
- Integration into any ERP system
- Direct Fed terminal
- Supplier wallet

CPX®

75K
SUPPLIERS ENROLLED

$33B
ISSUING VOLUME (ANNUAL) ENROLLED

46
FINANCIAL INSTITUTIONS SUPPORTED

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ENTERPRISE PAYMENTS



Customer
1. Create 'Customer' in Passport
2. Open sub-accounts
3. Execute your workflow for funds movement
PASSPORT APIs
SUB ACCOUNTS
INVEST
SAVE
LOAN
CHECKING
FUTURE
Customer
Integrate with Existing Financial Solutions or with In-House Products
CORE BANKING
LENDING
CARD MANAGEMENT & PAYMENTS
MORE...

INNOVATIVE PAYMENT SOLUTIONS DONE WITH EASE...

★

Simple APIs to Solve Complex Workflows (Collect, Store & Send)

Simple Rest APIs that are powerful to design any complex funds movement workflow supported by nationwide MTLs

★

Single Virtual Ledger for Having One View of Customer

Eases reconciliation to allow 'closing your books daily or even more frequent'
Automated reconciliation so you build your workflow with confidence

★

Built for Future ...

Modular architecture allows for adding new payment rails quickly.
Co-innovate with external ecosystems.

★

Time Tested & Improving Continuously

PRTH existing products utilize Passport and are thriving and stays at par with changing regulatory requirements

★

Talented & Matured Fintech Operations Resource Pool to Support Your Journey

PRIORITY VALUE PROPOSITION

PASSPORT PLATFORM SOLUTIONS

- Passport provides a simple and integrated banking and payments infrastructure for the merchants' ecosystem. It features banking service APIs and a complete, end-to-end solution to collect, store and send money at scale with full regulatory compliance.
- It provides an agile and a secure platform to onboard individual and business customers and supports them in conducting and managing financial transactions, using various major payment instruments such as ACH, Checks and Wires.
- The platform caters to the needs of individuals or businesses that look for a robust system supporting:
  - Efficient and automated disbursement of funds
  - Fee collection and split payment capabilities
  - Virtual account setup and KYC
  - Smooth ledgering and reconciliation
  - Operations infrastructure for compliance, payments & customer support
  - And much more

Priority is a payments powerhouse driving the convergence of payments and banking with a single platform to collect, store & send money

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P R IO R IT Y T E C H N O L O G Y H O L D IN G S 10 Revenue Drivers • SMB revenue key growth drivers included: ➢ Bankcard Volume of $15.098 billion increased $1.268 billion, or 9.2%, from $13.830 billion ➢ Bankcard Transactions of 165.8 million increased 12.7 million, or 8.3%, from 153.1 million ➢ Average Ticket of $91.07 increased $0.71, or 0.8%, from $90.36 • Average Merchant Count of 252.3K in the third quarter 2022 grew 6.1% over third quarter 2021 • New monthly merchant boards averaged 5.0K during Q3 2022 ➢ Historically, new monthly boards have averaged 4.5K SMB Revenue of $139.9 million increased 12.1% from $124.7 million (in millions except average ticket) Third Quarter 2022 2021 Variance SMB Payments: Merchant bankcard processing dollar value 15,098.4$ 13,830.5$ 9.2% Merchant bankcard transaction volume 165.8 153.1 8.3% Average Ticket 91.07$ 90.36$ 0.8%

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 11 Revenue Drivers • B2B revenue key growth drivers included: ➢ CPX increased 68.8% to $2.7 million from $1.6 million driven by new customer additions and volume increases within existing customers ➢ Managed Services decreased 15.2% to $2.2 million from $2.6 million, driven by the wind down of a large client • Enterprise revenue key growth driver was the September 2021 acquisition of CFTPay (Finxera) ➢ CFTPay Billed Clients of 397.8K for September 2022 increased 57.1K clients, or 16.8%, from 340.7K in September 2021 B2B Revenue of $4.9 million increased 16.4% from $4.2 million Enterprise Revenue of $21.7 million increased $18.0 million from $3.6 million Revenue Growth by Segment (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 12 Gross Profit 1 • SMB gross profit of $35.5 million increased 3.3% from $34.3 million in Q3 2021 • B2B gross profit of $3.0 million increased 24.6% from $2.4 million in Q3 2021 • Enterprise gross profit of $20.0 million increased $17.0 million from $3.0 million in Q3 2021 Gross Profit of $58.5 million increased 47.4% from $39.7 million Gross Profit Growth by Segment (dollars in millions) 1 – Gross profit and Gross profit margin referred in this presentation are non-GAAP measures. See slide 2 for further details.

Gross Profit[1] Margin Analysis

Gross Profit Margin of 35.1% increased 510 basis points from 30.0%

- **SMB gross profit margin** decline of 220 bps was driven by mix related margin compression
- **B2B gross profit margin** expanded by 410 bps due to increased CPX revenue and operating leverage
- **Enterprise gross profit margin** increased by 1040 bps and combined with B2B drove the overall margin expansion, significantly more than offsetting the SMB decline

Gross Profit Margin change by Segment



30.0%
-1.8%
0.1%
6.8%
35.1%
Q3 '21
SMB
B2B
Enterprise
Q3 '22

1 – Gross profit and Gross profit margin referred in this presentation are non-GAAP measures. See slide 2 for further details.

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P R IO R IT Y T E C H N O L O G Y H O L D IN G S 14 Other Operating Expenses • Salaries and Benefits of $16.4 million increased 37.8% from $11.9 million in Q3 2021 ➢ Primarily driven by acquisition related headcount increases combined with continued investments in the team • SG&A of $10.2 million increased 41.7% from $7.2 million in Q3 2021 ➢ $3.0 million of increase primarily SG&A expenses related to acquired businesses • Depreciation & Amortization of $17.8 million increased $5.4 million from $12.4 million in Q3 2021 ➢ Growth driven by acquisitions Other Operating Expenses of $44.4 million increased 41.0% from $31.5 million Increase Primarily Driven by Acquisition and Business Growth (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 15 Operating Income • SMB operating income of $13.4 million decreased $1.2 million from $14.6 million in Q3 2021 ➢Increases of $1.7 million in Salaries and $0.7 million in SG&A o Headcount & SG&A increases are attributable to growth initiatives • B2B operating income of $0.2 million increased $0.2 million from ($0.0) million in Q3 2021 • Enterprise operating income of $9.3 million increased $8.1 million from $1.2 million in Q3 2021 • Corporate expense of ($8.9) million increased $1.3 million from ($7.6) million in Q3 2021 ➢ Expense increases tied to growth investments and acquisitions Operating Income of $14.1 million increased 69.9% from $8.3 million Increase in Operating Income by Segment (dollars in millions)

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 16 Adjusted EBITDA Strong Adjusted EBITDA Growth in Q3 • Q3 2022 Adjusted EBITDA of $35.1 million increased 48.7% from $23.6 million in Q3 2021 (dollars in millions) 2022 2021 Q3 Q3 Consolidated net income (loss) (GAAP) (0.8)$ (0.5)$ Add: Interest expense 13.4 8.1 Add: Depreciation and amortization 17.8 12.3 Add: Income tax expense (benefit) 1.7 0.8 EBITDA (non-GAAP) 32.1 20.7 Further adjusted by: Add: Non-cash stock-based compensation 1.1 0.9 Add: Non-recurring expenses: Debt extinguishment and modification costs - - Change in fair value of contingent consideration 1.1 - Legal, professional, accounting and other SG&A 0.8 2.0 Adjusted EBITDA (non-GAAP) 35.1$ 23.6$ EBITDA Walk

Outstanding Debt

- **Total Debt of $618.3 million** at end of Q3 2022 includes a $10.0 million reduction since Q2 2022
  - Decrease driven by $8.5 million net Revolver repayments and $1.55 million amortization
- **Net Debt of $605.2 million decreased ~$1.0 million** from $606.1 million at Q2 2022
- Revolver capacity available as of September 30, 2022 was $34.0 million



Debt Repayments
(dollars in millions)
$628.3
$(19.5)
$(1.55)
$11.0
$618.3
Jun 30 '22
Repayment Revolver
Repayment Term Loan
Revolver Draw Down
Sep 30' 22

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P R IO R IT Y T E C H N O L O G Y H O L D IN G S 18 Senior Preferred Stock Walk Senior Preferred Stock of $225.1 million, Net of $21.9 million of Unaccreted Discounts and Issuance Costs • Third quarter dividends and accretion is as follows: (dollars in millions) Q3 (dollars in Thousands) 2022 Dividend: Payment in Kind 4,234 Cash 4,623 8,857 Accretion 833 9,690$

P R IO R IT Y T E C H N O L O G Y H O L D IN G S Embedded Finance Opportunit ies P R IO R IT Y T E C H N O L O G Y H O L D IN G S 19 ■ The market is large and growing. We estimate the 2021 US market for platforms and enablers at $22 billion in total revenue across payments, lending, banking, and cards. We expect this market to more than double to $51 billion by 2026. The transaction value of embedded finance also will surge from $2.6 trillion to $7 trillion in 2026, or over 10% of total US transaction value. (1. Bain) ■ By 2026, we expect B2B payments to reach $33.3 trillion, with embedded payments taking a considerably higher share as buyers shift to eCheck, virtual cards, and value-added ACH to streamline operations and simplify AP/AR reconciliation. During this time, the B2B embedded payments market will nearly quadruple from $0.7 trillion to $2.6 trillion, with revenues growing proportionally from $1.9 billion to $6.7 billion (1. Bain) ■ Small businesses starting up today may never interact with a conventional bank. By logging into their e-commerce or accounting platform, they can open a deposit account, order a debit card, and meet most of their financing needs….to embed financial products into a single seamless, convenient, and easy-to-use customer experience. (2. McKinsey) ■ The winners will likely provide a full suite of services, including some regulatory oversight, compliance, origination, and fulfillment. Enablers that take the hassle out of embedded finance for platforms through easy integrations and great servicing should hold the upper hand. They can choose a high volume, self-service model, or a higher-touch operation across fewer, bigger platforms (1. Bain) 1. Bain & Company - Embedded Finance: What It Takes to Prosper in the New Value Chain 2. McKinsey & Company - Embedded finance: Who will lead the next payments revolution Sources:

DELIVERING UNIFIED COMMERCE SOLUTIONS

- Priority is a Payments Powerhouse AND Banking Business that Offers Clear Advantages for Businesses to Accelerate Cash Flow
- Scalable, Innovative Technology Platform – Low Capital Spending Needs
- Strong Revenue Growth & Significant Operating Leverage
- Diversified Payment Revenue Sources Balanced with Countercyclical and Early Cycle Assets – Well Positioned for Any Market Conditions
- Leadership Well Aligned with Shareholders – with Proven Track-Record Overcoming Challenges, Identifying Opportunities Ahead of Peers, and Driving Results

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P R IO R IT Y T E C H N O L O G Y H O L D IN G S APPENDIX 21

P R IO R IT Y T E C H N O L O G Y H O L D IN G S 22 Gross Profit (non-GAAP) reconcil iation Appendix 1 The reconciliation of gross profit (non-GAAP) to its most comparable GAAP measure is provided below: 2022 2021 Revenues $ 166.4 $ 132.5 Costs of services (excluding depreciation and amortization) (108.0) (92.8) Gross profit (non-GAAP) 58.4 39.7 Depreciation and amortization of revenue generating assets (2.6) (1.5) Gross profit $ 55.8 $ 38.2 Gross profit margin (non-GAAP) 35.1% 30.0% Gross profit margin 33.5% 28.8% (in Millions) Three Months Ended September 30,